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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported):  May 14, 2002


             Credit Suisse First Boston Mortgage Securities Corp.

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                             333-53012              13-3320910
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(State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                    File Number)          Identification No.)

11 Madison Avenue, New York, New York                          10010
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
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         (Former Name or Former Address, if Changed Since Last Report)


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(Address of Principal Executive Offices)                         (Zip Code)




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Item 5.  Other Events.
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Attached hereto as Exhibit 99.1 are the "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston Corporation that are required to be filed pursuant to such letter.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
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         Not applicable.

(b)  Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.    Description

99.1 (P) Computational Materials and ABS Term Sheets prepared by Credit Suisse First Boston Corporation.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   May 14, 2002


                                 CREDIT SUISSE FIRST BOSTON MORTGAGE
                                 SECURITIES CORP.




                                   By: /s/ Jeffrey Altabef
                                       _________________________________
                                           Name:   Jeffrey Altabef
                                           Title:  Director


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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.
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99.1         (P) Computational Materials and ABS Term Sheets prepared by Credit
             Suisse First Boston Corporation.





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